UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 29, 2007
Date of Report (Date of earliest event reported)

CANYON COPPER CORP.
(Exact name of registrant as specified in its charter)

N/A
(Former name or former address if changed since last report)

NEVADA	000-33189	88-0452792
(State or other jurisdiction of	(Commission File	(IRS Employer Identification
incorporation)	Number)	No.)

Suite 408 - 1199 West Pender Street
Vancouver, BC, Canada	V6E 2R1
(Address of principal executive offices)	(Zip Code)

(604) 331-9326
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

On June 29, 2007, Canyon Copper Corp. (the “Company”) issued 2,234,136 units at a price of $0.25 US per unit to eight subscribers pursuant to Regulation S of the Securities Act of 1933 (the “Securities Act”). Each unit consists of one share of the Company’s common stock and one share purchase warrant, each warrant entitling the holder thereof to purchase an additional share of the Company’s common stock at a price of $0.30 for a period of one year from the date of issuance. The issuance represented the final tranche of the Company’s private placement offering of up to 5,000,000 units at a price of $0.25 US per unit initially approved on December 13, 2006 by the Company’s Board of Directors. The Company has issued a total of 4,394,136 units to eleven subscribers. All units were issued pursuant to the exemption from registration contained in Regulation S promulgated under the Securities Act on the basis of representations made by the subscribers that each of the subscribers were not a “U.S. person” as that term is defined under Regulation S, and that the subscribers were not acquiring the shares for the account or benefit of a U.S. person. Proceeds of the offering were used for working capital purposes to fund the Company’s continued operations.

On August 15, 2007, the Company issued 1,200,000 units at a price of $0.25 US per unit to one subscriber pursuant to Regulation S of the Securities Act. Each unit consists of one share of the Company’s common stock and one share purchase warrant, each warrant entitling the holder thereof to purchase an additional share of the Company’s common stock at a price of $0.30 for a period of two years from the date of issuance. All units were issued pursuant to the exemption from registration contained in Regulation S promulgated under the Securities Act on the basis of representations made by the subscribers that the subscriber was not a “U.S. person” as that term is defined under Regulation S, and that the subscriber was not acquiring the shares for the account or benefit of a U.S. person. The issuance represented the initial tranche of the Company’s private placement offering of up to 2,000,000 units at a price of $0.25 US per unit initially approved on August 1, 2007 by the Company’s Board of Directors. Proceeds of the offering were used for working capital purposes and to fund the Company’s mineral claim expenditures. There is no assurance that the Company will sell any further units pursuant to this offering.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANYON COPPER CORP.

Date: August 17, 2007
	By:	/s/ Kurt Bordian

KURT BORDIAN
Chief Financial Officer